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[ING FUNDS LOGO]

                                                       Exhibit 99.(h)(7)(D)(ii)

                                     FORM OF

February 25, 2004


FT Interactive Data Corporation
22 Crosby Drive
Bedford, MA 01730


Ladies and Gentlemen:

     Pursuant to the terms and conditions of the Services Agreement dated March 1, 2000, Agreement Number LA-10300DL and the terms and conditions of the FundRun Schedule of Data Services, dated February 3, 2003 between FT Interactive Data Corporation and ING Investments, LLC (collectively the "Service Agreements"), we hereby notify you of our intention to retain you to render such services to ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, and ING VP Real Estate Portfolio (the "Funds"). Upon your acceptance, the Service Agreements will be modified to give effect to the foregoing by adding the above-mentioned Funds to AMENDED APPENDIX C of the FundRun Schedule of Data Services. The AMENDED APPENDIX C is attached hereto.

     Please note that AMENDED APPENDIX C has also been updated (1) to reflect the recent name changes of ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective April 30, 2004, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING GET Fund - Series D, ING Strategic Bond Fund, effective April 16, 2004, ING VP International Portfolio and ING VP International SmallCap Growth Portfolio, as these funds were recently dissolved.

     Please signify your acceptance to provide services under the Service Agreements with respect to the Funds by signing below.

                                                 Very sincerely,


                                                 Michael J. Roland
                                                 Executive Vice President

ACCEPTED AND AGREED TO:
FT Interactive Data Corporation

By:
       --------------------------------------------
Name:
       --------------------------------------------
Title:                            , Duly Authorized
       --------------------------------------------

7337 E. Doubletree Ranch Rd.             Tel: 480-477-3000
Scottsdale, AZ 85258-2034                Fax: 480-477-2700
                                         www.ingfunds.com

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                                     FORM OF
                               AMENDED APPENDIX C

                                LIST OF CUSTOMERS

Brokerage Cash Reserves
Fund For Life Series
ING Aeltus Money Market Fund
ING AIM Mid Cap Growth Portfolio
ING Alliance Mid Cap Growth Portfolio
ING Balanced Fund
ING Bond Fund
ING Capital Guardian Large Cap Value Portfolio
ING Capital Guardian Managed Global Portfolio
ING Capital Guardian Small Cap Portfolio
ING Classic Money Market Fund
ING Classic Principal Protection Fund I
ING Classic Principal Protection Fund II
ING Classic Principal Protection Fund III
ING Classic Principal Protection Fund IV
ING Convertible Fund
ING Developing World Portfolio
ING Disciplined LargeCap Fund
ING Eagle Asset Capital Appreciation Portfolio
ING Emerging Countries Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING Financial Services Fund
ING FMR(SM) Diversified Mid Cap Portfolio
ING Foreign Fund
ING GET Fund - Series E
ING GET Fund - Series G
ING GET Fund - Series H
ING GET Fund - Series I
ING GET Fund - Series J
ING GET Fund - Series K
ING GET Fund - Series L
ING GET Fund - Series M
ING GET Fund - Series N
ING GET Fund - Series P
ING GET Fund - Series Q
ING GET Fund - Series R
ING GET Fund - Series S
ING GET Fund - Series T
ING GET Fund - Series U
ING GET Fund - Series V
ING GET U.S. Core Portfolio - Series 1
ING GET U.S. Core Portfolio - Series 2
ING GET U.S. Core Portfolio - Series 3
ING GET U.S. Core Portfolio - Series 4
ING GET U.S. Core Portfolio - Series 5
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Opportunity Portfolio - Series 1
ING GET U.S. Opportunity Portfolio - Series 2
ING Global Equity Dividend Fund
ING Global Science and Technology Fund
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
ING Government Fund
ING Growth + Value Fund
ING Growth Fund
ING Growth Opportunities Fund
ING Hard Assets Portfolio
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus Protection Fund
ING Index Plus SmallCap Fund
ING Intermediate Bond Fund
ING International Fund
ING International Growth Fund
ING International Portfolio
ING International SmallCap Growth Fund
ING International Value Fund
ING Janus Growth and Income Portfolio
ING Janus Special Equity Portfolio
ING Jennison Equity Opportunities Portfolio
ING JPMorgan Small Cap Equity Portfolio
ING Julius Baer Foreign Portfolio
ING LargeCap Growth Fund
ING LargeCap Value Fund
ING Lexington Money Market Trust
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING MagnaCap Fund
ING Marsico Growth Portfolio
ING Mercury Focus Value Portfolio
ING Mercury Fundamental Growth Portfolio
ING MFS Mid Cap Growth Portfolio
ING MFS Research Portfolio

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ING MFS Total Return Portfolio
ING MidCap Opportunities Fund
ING MidCap Value Fund
ING Money Market Fund
ING National Tax-Exempt Bond Fund
ING PIMCO Core Bond Portfolio
ING PIMCO High Yield Portfolio
ING Precious Metals Fund
ING Prime Rate Trust
ING Principal Protection Fund
ING Principal Protection Fund II
ING Principal Protection Fund III
ING Principal Protection Fund IV
ING Principal Protection Fund V
ING Principal Protection Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Principal Protection Fund X
ING Principal Protection Fund XI
ING Russia Fund
ING Salomon Brothers All Cap Portfolio
ING Salomon Brothers Investors Portfolio
ING Senior Income Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING SmallCap Value Fund
ING Stock Index Portfolio
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Equity Income Portfolio
ING Tax Efficient Equity Fund
ING UBS U.S. Balanced Portfolio
ING Value Opportunity Fund
ING Van Kampen Equity Growth Portfolio
ING Van Kampen Global Franchise Portfolio
ING Van Kampen Growth and Income Portfolio
ING Van Kampen Real Estate Portfolio
ING VP Balanced Portfolio, Inc.
ING VP Bond Portfolio
ING VP Convertible Portfolio
ING VP Disciplined LargeCap Portfolio
ING VP Emerging Markets Fund, Inc.
ING VP Financial Services Portfolio
ING VP Global Science and Technology Portfolio
ING VP Growth + Value Portfolio
ING VP Growth and Income Portfolio
ING VP Growth Opportunities Portfolio
ING VP Growth Portfolio
ING VP High Yield Bond Portfolio
ING VP Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio
ING VP International Equity Portfolio
ING VP International Value Portfolio
ING VP LargeCap Growth Portfolio
ING VP MagnaCap Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Money Market Portfolio
ING VP Natural Resources Trust
ING VP Real Estate Portfolio
ING VP Small Company Portfolio
ING VP SmallCap Opportunities Portfolio
ING VP Strategic Allocation Balanced Portfolio
ING VP Strategic Allocation Growth Portfolio
ING VP Strategic Allocation Income Portfolio
ING VP Value Opportunity Portfolio
ING VP Worldwide Growth Portfolio
ING Worldwide Growth Fund
The Asset Allocation Portfolio
The Bond Portfolio
The Money Market Portfolio
The Stock Portfolio